PROMISSORY NOTE
                    (Revolving Note)

     Due:  October 31, 1999

$15,000,000.00      Tulsa, Oklahoma      June 19, 1997


FOR VALUE RECEIVED, the undersigned ("Makers") jointly and severally promise to pay to the order of LIBERTY BANK AND TRUST COMPANY OF TULSA, NATIONAL ASSOCIATION ("Bank"), on or before October 31, 1999, the principal sum of Fifteen Million and No/100 Dollars ($15,000,000.00), or so much thereof as shall be advanced and remain outstanding hereunder.

Makers also promise to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether at the stated maturity date, by acceleration or otherwise) and after maturity until paid in full at the rates per annum specified in the Credit Agreement (as hereinafter defined).

All payments of principal and interest hereunder shall be made on the dates and in the amounts specified in the Credit Agreement to Bank at its principal office in Tulsa, Oklahoma, on or before 2:00 p.m. (Tulsa time), on the date due, in immediately available funds. Whenever a payment is due on a day other than a Business Day, the due date shall be extended to the next succeeding Business Day and interest (if any) shall accrue during such extension.

This Note is executed and delivered by Makers pursuant to, and is entitled to the benefits of, that certain Credit Agreement dated as of August 30, 1994, as amended by that certain First Amendment to Credit Agreement dated as of even date herewith (as amended, modified or supplemented from time to time, the "Credit Agreement"), between Makers and Bank. Reference is hereby made to the Credit Agreement for a complete statement of the repayment terms of this Note, including the prepayment rights and obligations of Makers and the right of the holder of this Note to accelerate the maturity hereof on the occurrence of certain Events of Default (as defined therein), and for all other pertinent purposes. Capitalized terms used herein and not otherwise defined have the respective meanings assigned to them in the Credit Agreement. This Note is the "Revolving Note" referred to in the Credit Agreement.


This Note is made, executed and delivered by Makers and accepted by Bank in renewal and extension of and substitution for, but not in payment or satisfaction of (or as a novation of), that certain Promissory Note (Revolving Note) of Makers dated as of October 31, 1996, payable to the order of Bank in the principal amount of $15,000,000.00 (the "Prior Revolving Note"). By acceptance of this Note, Bank hereby confirms that the termination date of the Revolving Credit Facility has been extended pursuant to Subsection 2.13 of the Credit Agreement to October 31, 1999. All Security Agreements and other Loan Documents securing payment of the Prior Revolving Note shall continue in full force and effect as security for payment of the indebtedness evidenced hereby.

Upon the occurrence and during the continuation of any Event of Default, the holder of this Note may apply payments received on any amount due hereunder or under the terms of any instrument now or hereafter evidencing or securing any said indebtedness as said holder may determine.

It is the intent of Bank and Makers to conform strictly to all applicable usury laws, and any interest on the principal balance hereof in excess of that allowed by said usury laws shall be subject to reduction to the maximum amount of interest allowed under said laws. If any interest in excess of the maximum amount of interest allowable by said usury laws is inadvertently paid to the holder hereof, at any time, any such excess interest shall be refunded by the holder to the party or parties entitled to the same after receiving notice of payment of such excess interest.

The records of the holder of this Note shall be prima facie evidence of the amount owing on this Note.

If, and as often as, this Note is placed in the hands of an attorney for collection or to defend or enforce any of the holder's rights hereunder, Makers will pay to the holder hereof its reasonable attorneys' fees, together with all court costs and other expenses paid by such holder.

Makers, endorsers, sureties, guarantors and all other parties who may become liable for all or any part of this Note severally waive demand, presentment, notice of dishonor, protest, notice of protest, and notice of non-payment, and consent to: (a) any and all extensions of time for any term or terms regarding any payment due under this Note, including partial payments or renewals before or after maturity; (b) changes in interest rates; (c) any substitutions or release of collateral; and (d) the addition, substitution or release of any party liable for payment of this Note.

No waiver of any payment or other right under this Note or any related agreement shall operate as a waiver of any other payment or right. All of the holder's rights hereunder are cumulative and not alternative. This
Note shall inure to the benefit of the successors and assigns of Bank or other holder and shall be binding upon the successors and assigns of Makers.

This Note has been delivered to and accepted by the Bank in the State of Oklahoma, is to be performed in the State of Oklahoma, shall be deemed a contract made under the laws of the State of Oklahoma, and shall be governed by, and construed and enforced in accordance with, the laws of the State of Oklahoma. All actions or proceedings with respect to this Note may be instituted in any state or federal court sitting in Tulsa County, Oklahoma, as Bank may elect, and by execution and delivery of this Note, Makers irrevocably and unconditionally (i) submit to the non-exclusive jurisdiction (both subject matter and person) of each such court, and (ii) waive (a) any objection that Makers might now or hereafter have to the laying of venue in any of such courts, and (b) any claim that any action or proceeding brought in any of such courts has been brought in an inconvenient forum.

IN WITNESS WHEREOF, the undersigned have executed this instrument effective as of the date first above written.

MATRIX SERVICE COMPANY,
a Delaware corporation


By:    /s/C. William Lee
       ------------------
Name:  C. William Lee
Title: Secretary


MATRIX SERVICE, INC.,
an Oklahoma corporation


By:    /s/C. William Lee
       ------------------
Name:  C. William Lee
Title: Secretary



MIDWEST INDUSTRIAL CONTRACTORS, INC.,
a Delaware corporation


By:    /s/C. William Lee
       ------------------
Name:  C. William Lee
Title: Secretary



MATRIX SERVICE MID-CONTINENT, INC.,
an Oklahoma corporation


By:    /s/C. William Lee
       ------------------
Name:  C. William Lee
Title: Secretary



PETROTANK EQUIPMENT, INC.,
an Oklahoma corporation


By:    /s/C. William Lee
       ------------------
Name:  C. William Lee
Title: Secretary



TANK SUPPLY, INC.,
an Oklahoma corporation


By:    /s/C. William Lee
       ------------------
Name:  C. William Lee
Title: Secretary



SAN LUIS TANK PIPING CONSTRUCTION CO., INC., a Delaware corporation


By:    /s/C. William Lee
       ------------------
Name:  C. William Lee
Title: Secretary



COLT CONSTRUCTION CO., INC.,
a Delaware corporation


By:    /s/C. William Lee
       ------------------
Name:  C. William Lee
Title: Secretary



MIDWEST INTERNATIONAL, INC.,
a Delaware corporation


By:    /s/C. William Lee
       ------------------
Name:  C. William Lee
Title: Secretary



GEORGIA STEEL ACQUISITION CORPORATION,
an Oklahoma corporation

By:    /s/C. William Lee
       ------------------
Name:  C. William Lee
Title: Secretary


GEORGIA STEEL FABRICATORS, INC.,
a Georgia corporation


By:    /s/C. William Lee
       ------------------
Name:  C. William Lee
Title: Secretary



BROWN STEEL CONTRACTORS, INC.,
a Georgia corporation


By:    /s/C. William Lee
       ------------------
Name:  C. William Lee
Title: Secretary


WEST COAST INDUSTRIAL COATINGS, INC.,
a California corporation


By:    /s/C. William Lee
       ------------------
Name:  C. William Lee
Title: Secretary



MIDWEST SERVICE COMPANY,
a Delaware corporation


By:    /s/C. William Lee
       ------------------
Name:  C. William Lee
Title: Secretary



HEATH ENGINEERING, LTD.,
an Ontario corporation



By:    /s/C. William Lee
       ------------------
Name:  C. William Lee
Title: Secretary


HEATH (TANK MAINTENANCE) ENGINEERING, LTD., a
United Kingdom corporation


By:    /s/C. William Lee
       ------------------
Name:  C. William Lee
Title: Secretary



MAYFLOWER VAPOR SEAL CORPORATION,
an Oklahoma corporation


By:    /s/C. William Lee
       ------------------
Name:  C. William Lee
Title: Secretary



GENERAL SERVICE CORPORATION,
a Delaware corporation


By:    /s/C. William Lee
       ------------------
Name:  C. William Lee
Title: Secretary



MAINSERVE-ALLENTECH, INC.,
a Delaware corporation


By:    /s/C. William Lee
       ------------------
Name:  C. William Lee
Title: Secretary



MAINTENANCE SERVICES, INC.,
a Delaware corporation


By:    /s/C. William Lee
       ------------------
Name:  C. William Lee
Title: Secretary